FIST2 P-1 06/15

SUPPLEMENT DATED JUNE 30, 2015

TO THE PROSPECTUS DATED MARCH 1, 2015

OF

FRANKLIN INVESTOR SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Prospectus is amended as follows:

I. For the Franklin Floating Rate Daily Access Fund, the "Fund Summaries – Portfolio Managers" section beginning on page 17 has been revised as follows:

Portfolio Managers

Mark Boyadjian, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since September 2014.

Madeline Lam   Vice President of Advisers and portfolio manager of the Fund since 2004.

Justin Ma, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2013.

II. For the Franklin Floating Rate Daily Access Fund, the "Fund Details - Management" section beginning on page 66 has been revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in income-producing floating interest rate corporate loans and corporate debt securities. The portfolio managers of the team are as follows:

Mark Boyadjian, CFA   Senior Vice President of Advisers

Mr. Boyadjian has been a portfolio manager of the Fund since September 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

Madeline Lam   Vice President of Advisers

Ms. Lam has been a portfolio manager or analyst of the Fund since inception, providing research and advice on the purchase and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1998.

Justin Ma, CFA   Portfolio Manager of Advisers

Mr. Ma has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2006.

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Please keep this supplement with your prospectus for future reference.